UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ROFIN-SINAR TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

SilverArrow Capital Advisors LLP

SilverArrow Capital Holding Ltd.

SAC Jupiter Holding Ltd.

Pluto Fund Limited

Thomas Limberger

Robert Schimanko

Jordan Kovler

Gebhard Rainer

Abdullah Saleh A. Kamel

Osama H. Al Sayed

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 3, 2016, SilverArrow Capital Advisors LLP (“SilverArrow”), for and on its own behalf, and on behalf of the other Participants (as defined below), issued a letter to the stockholders of Rofin-Sinar Technologies Inc. (“Rofin” or the “Company”), as well as a press release, to urge the stockholders of the Company to vote for SilverArrow’s three director nominees and other corporate governance proposals at the Company’s 2016 Annual Meeting.

The letter to the stockholders and the accompanying press release, each dated March 3, 2016, read as follows:

VOTE THE GREEN SILVERARROW PROXY CARD TODAY! (WWW.FIXROFIN.COM)

CHANGE IS NEEDED ON THE ROFIN BOARD NOW: THE THREE SILVERARROW
NOMINEES ARE BEST SUITED TO FIX ROFIN’S LONGSTANDING ISSUES

March 3, 2016

Dear Fellow Stockholders,

Over the course of the past few months, we have been discussing our views and concerns related to Rofin’s performance, board composition and strategy with fellow stockholders. We believe significant change is needed to break up the clique of long-tenured and entrenched directors. Only by voting FOR all three of our nominees will we have a chance to repair the culture, operations and direction of the Board. We believe every filing made by Rofin illustrates that the only strategy of the incumbent Board is to deflect and smokescreen investors with what we believe to be irrelevant, falsified and misleading information. We believe the Board tries to refute our operational claims without any supporting facts or figures and instead uses general, non-comparable data points to provide any rationale for supporting the status quo. We believe Rofin’s recently filed investor presentation and stockholder letter are disappointing reflections of current leadership and only serve to support all of our claims. A detailed list of corrections to their claims in the investor presentation can be found at www.fixrofin.com. Stockholders have an extremely critical decision to make in the coming weeks. We have waited long enough for the current directors to take the necessary actions to help guide our Company and this Board has failed us for over ten years. Vote FOR our three new directors on the GREEN proxy card.

We believe the incumbent directors do not understand the proper composition and purpose of a board, even touting in their own proxy materials that all of its current board members have laser industry experience. We believe the long-tenured Board has lacked any sense of urgency over the previous 12+ years to address the issues we have highlighted and we doubt that this close knit group, comprised mainly of retirees, will be able to navigate the fast-paced, evolving industry in which it operates. A board should be composed of individuals with diverse sets of skills, backgrounds and knowledge bases that collectively challenge and support the leadership and strategy of a company. Our nominees were specifically selected to help address our largest areas of concerns:

▪	Mr. Thomas Limberger is a highly experienced corporate restructuring expert with deep knowledge of the laser, optoelectronics and materials processing markets and Rofin’s customer and technology base. He also is the main representative behind SilverArrow’s ownership of ~10% of Rofin’s outstanding shares. We believe he will help ensure that Rofin’s operations are streamlined, managed more efficiently, while helping steer the Company into new developing markets and applications. With deep corporate and M&A experience from previous CEO positions and multinational directorships, he is an ideal candidate to fix the Company’s issues and fill the knowledge gap of the Board.

▪	Mr. Gebhard Rainer is a C level financial and business expert, with significant leadership experience at multi-national US-listed companies. We believe he will help ensure that Rofin improves its financial reporting, transparency, capital allocation and consolidation of subsidiaries.

▪	Mr. Jordan Kovler brings the necessary corporate governance, M&A, investor relations and business development expertise. We believe he will help ensure that Rofin’s corporate governance significantly improves, along with the Company’s transparency, investor relations program and any potential M&A. He has advised over 50 boards of US publicly traded companies on a wide range of issues and challenging the status quo in these situations to ensure these boards made the best decisions for its holders.

We believe our Company needs these new perspectives and skills in order to realize Rofin’s inherent value. In the recently filed Rofin investor presentation, we believe the entrenched board has yet again masked years of weak and below market performance with false personal attacks and baseless information in an attempt to divert from the real issues of the company raised by shareholders and analysts alike. We have provided detailed clarifications on our website, www.fixrofin.com.

Additionally, we believe the Company is yet again misleading the stockholders by stating that we missed a deadline that would have avoided this proxy contest. The deadline they are referring to in their latest letter to stockholders is the SEC Rule 14a-8 deadline for propounding shareholder proposals that would be included in the Company’s proxy statement. Under Rule 14a-8, shareholder proposals nominating directors may be unilaterally ignored by the Company. It is standard practice in activist campaigns that seek to elect directors to make no proposals under Rule 14a-8. We complied with the requirements of the Company’s By-laws and provided timely notice of our proposals.

We urge stockholders to vote the GREEN proxy card FOR three highly qualified director nominees, Thomas Limberger, Gebhard Rainer and Jordan Kovler, FOR Declassifying the Board, FOR Reducing Supermajority Voting, FOR Allowing Stockholders to Call a Special Meeting and FOR Allowing Stockholders to Act by Written Consent. We urge stockholders to discard any proxy materials you receive from the Company and to vote only the GREEN proxy card. If you vote on the Company’s white proxy card, you will be disenfranchised from voting on certain proposals, as the Board has chosen not to include two of our stockholder proposals on their proxy card. If you wish to vote on our advisory proposals to permit stockholders holding 15% or more of the outstanding shares of common stock to call a special meeting of stockholders and to permit stockholders to act by written consent, you can only do so by voting on the enclosed GREEN proxy card.

Your vote is very important, regardless of how many or how few shares you own. If you have any questions, or need assistance in voting your shares, please call our proxy solicitors D.F. King & Co., Inc., which is assisting us, toll-free at (866) 796-7186, call collect at (212) 269-5550 or email fixrofin@dfking.com.

Thank you for your continued support.

Additional Information and Where to Find It

SilverArrow Capital Advisors LLP (“SilverArrow Advisors”), collectively with Thomas Limberger, Jordan Kovler, Gebhard Rainer, Robert Schimanko and the other individuals and entities referred to in Amendment No. 1 to the Schedule 13D relating to these potential participants, which was filed with the Securities and Exchange Commission on October 8, 2015, are participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies, Inc. (the “Company”). SilverArrow Advisors has filed a definitive proxy statement (the “2016 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Information relating to participants, including their direct or indirect interests, by security holdings or otherwise, is contained in the 2016 Proxy Statement.

SilverArrow Advisors intends to mail its definitive 2016 Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2016 Proxy Statement and any other documents filed by SilverArrow Advisors with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or by writing to SilverArrow Capital Advisors LLP, 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom.

Cautionary Statement Regarding Forward-Looking Statements

This letter, and our proxy statement and other communications, contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “future,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “strategy,” “likely,” “may,” “should” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future plans,  expectations of Rofin’s long-term financial prospects, margin and cash flow expansion, and SilverArrow’s strategy for growth, product portfolio development, market position, financial results and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Rofin’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause Rofin’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: downturns in the machine tool, automotive, semiconductor, electronics, photovoltaic, and medical device industries which may have, in the future, a material adverse effect on Rofin’s sales and profitability; the ability of Rofin’s OEM customers to incorporate its laser products into their systems; the impact of exchange rate fluctuations, which may be significant because a substantial portion of Rofin’s operations are located in non-US countries; the level of competition and Rofin’s ability to compete in the markets for its products; Rofin’s ability to develop new and enhanced products to meet market demand or to adequately utilize existing technology; third party infringement of Rofin’s proprietary technology or third party claims against Rofin for the infringement or misappropriation of proprietary rights; the scope of patent protection that Rofin is able to obtain or maintain; competing technologies that are similar to or that serve the same uses as Rofin’s technology; Rofin’s ability to efficiently manage the risks associated with its international operations; risks associated with recent changes in Rofin’s senior management personnel; any adverse impact to Rofin resulting from the announcement or implementation of SilverArrow’s Operational Excellence Program; the worldwide economic environment, including specifically but not limited to in Asia; and such other factors as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of Rofin’s Annual Report on Form 10-K, as amended, for the year ended September 30, 2015.  Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SILVERARROW CAPITAL ADVISORS LLP RELEASES STOCKHOLDER LETTER URGING

STOCKHOLDERS TO VOTE THE GREEN PROXY CARD AT ROFIN-SINAR TECHNOLOGIES, INC. ANNUAL MEETING

GLASS LEWIS RECOMMENDS STOCKHOLDERS TO VOTE ON GREEN CARD

VOTE THE GREEN SILVERARROW PROXY CARD TODAY! (WWW.FIXROFIN.COM)

CHANGE IS NEEDED ON THE ROFIN BOARD NOW: THE THREE SILVERARROW

NOMINEES ARE BEST SUITED TO FIX ROFIN’S LONGSTANDING ISSUES

March 3, 2016

Dear Fellow Stockholders,

Over the course of the past few months, we have been discussing our views and concerns related to Rofin’s performance, board composition and strategy with fellow stockholders. We believe significant change is needed to break up the clique of long-tenured and entrenched directors. Only by voting FOR all three of our nominees will we have a chance to repair the culture, operations and direction of the Board. We believe every filing made by Rofin illustrates that the only strategy of the incumbent Board is to deflect and smokescreen investors with what we believe to be irrelevant, falsified and misleading information. We believe the Board tries to refute our operational claims without any supporting facts or figures and instead uses general, non-comparable data points to provide any rationale for supporting the status quo. We believe Rofin’s recently filed investor presentation and stockholder letter are disappointing reflections of current leadership and only serve to support all of our claims. A detailed list of corrections to their claims in the investor presentation can be found at www.fixrofin.com. Stockholders have an extremely critical decision to make in the coming weeks. We have waited long enough for the current directors to take the necessary actions to help guide our Company and this Board has failed us for over ten years. Vote FOR our three new directors on the GREEN proxy card.

We believe the incumbent directors do not understand the proper composition and purpose of a board, even touting in their own proxy materials that all of its current board members have laser industry experience. We believe the long-tenured Board has lacked any sense of urgency over the previous 12+ years to address the issues we have highlighted and we doubt that this close knit group, comprised mainly of retirees, will be able to navigate the fast-paced, evolving industry in which it operates. A board should be composed of individuals with diverse sets of skills, backgrounds and knowledge bases that collectively challenge and support the leadership and strategy of a company. Our nominees were specifically selected to help address our largest areas of concerns:

▪	Mr. Thomas Limberger is a highly experienced corporate restructuring expert with deep knowledge of the laser, optoelectronics and materials processing markets and Rofin’s customer and technology base. He also is the main representative behind SilverArrow’s ownership of ~10% of Rofin’s outstanding shares. We believe he will help ensure that Rofin’s operations are streamlined, managed more efficiently, while helping steer the Company into new developing markets and applications. With deep corporate and M&A experience from previous CEO positions and multinational directorships, he is an ideal candidate to fix the Company’s issues and fill the knowledge gap of the Board.

▪	Mr. Gebhard Rainer is a C level financial and business expert, with significant leadership experience at multi-national US-listed companies. We believe he will help ensure that Rofin improves its financial reporting, transparency, capital allocation and consolidation of subsidiaries.

▪	Mr. Jordan Kovler brings the necessary corporate governance, M&A, investor relations and business development expertise. We believe he will help ensure that Rofin’s corporate governance significantly improves, along with the Company’s transparency, investor relations program and any potential M&A. He has advised over 50 boards of US publicly traded companies on a wide range of issues and challenging the status quo in these situations to ensure these boards made the best decisions for its holders.

We believe our Company needs these new perspectives and skills in order to realize Rofin’s inherent value. In the recently filed Rofin investor presentation, we believe the entrenched board has yet again masked years of weak and below market performance with false personal attacks and baseless information in an attempt to divert from the real issues of the company raised by shareholders and analysts alike. We have provided detailed clarifications on our website, www.fixrofin.com.

Additionally, we believe the Company is yet again misleading the stockholders by stating that we missed a deadline that would have avoided this proxy contest. The deadline they are referring to in their latest letter to stockholders is the SEC Rule 14a-8 deadline for propounding shareholder proposals that would be included in the Company’s proxy statement. Under Rule 14a-8, shareholder proposals nominating directors may be unilaterally ignored by the Company. It is standard practice in activist campaigns that seek to elect directors to make no proposals under Rule 14a-8. We complied with the requirements of the Company’s By-laws and provided timely notice of our proposals.

We urge stockholders to vote the GREEN proxy card FOR three highly qualified director nominees, Thomas Limberger, Gebhard Rainer and Jordan Kovler, FOR Declassifying the Board, FOR Reducing Supermajority Voting, FOR Allowing Stockholders to Call a Special Meeting and FOR Allowing Stockholders to Act by Written Consent. We urge stockholders to discard any proxy materials you receive from the Company and to vote only the GREEN proxy card. If you vote on the Company’s white proxy card, you will be disenfranchised from voting on certain proposals, as the Board has chosen not to include two of our stockholder proposals on their proxy card. If you wish to vote on our advisory proposals to permit stockholders holding 15% or more of the outstanding shares of common stock to call a special meeting of stockholders and to permit stockholders to act by written consent, you can only do so by voting on the enclosed GREEN proxy card.

Your vote is very important, regardless of how many or how few shares you own. If you have any questions, or need assistance in voting your shares, please call our proxy solicitors D.F. King & Co., Inc., which is assisting us, toll-free at (866) 796-7186, call collect at (212) 269-5550 or email fixrofin@dfking.com.

Thank you for your continued support.

Additional Information and Where to Find It

SilverArrow Capital Advisors LLP (“SilverArrow Advisors”), collectively with Thomas Limberger, Jordan Kovler, Gebhard Rainer, Robert Schimanko and the other individuals and entities referred to in Amendment No. 1 to the Schedule 13D relating to these potential participants, which was filed with the Securities and Exchange Commission on October 8, 2015, are participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Rofin-Sinar Technologies, Inc. (the “Company”). SilverArrow Advisors has filed a definitive proxy statement (the “2016 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Information relating to participants, including their direct or indirect interests, by security holdings or otherwise, is contained in the 2016 Proxy Statement.

SilverArrow Advisors intends to mail its definitive 2016 Proxy Statement and a proxy card pursuant to applicable SEC rules. STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2016 Proxy Statement and any other documents filed by SilverArrow Advisors with respect to the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov) or by writing to SilverArrow Capital Advisors LLP, 3 More London Riverside, 1st Floor, London SE1 2RE, United Kingdom.

Cautionary Statement Regarding Forward-Looking Statements

This letter, and our proxy statement and other communications, contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “future,” “continue,” “anticipate,” “believe,” “estimate,” “expect,” “strategy,” “likely,” “may,” “should” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future plans, expectations of Rofin’s long-term financial prospects, margin and cash flow expansion, and SilverArrow’s strategy for growth, product portfolio development, market position, financial results and reserves.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Rofin’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause Rofin’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: downturns in the machine tool, automotive, semiconductor, electronics, photovoltaic, and medical device industries which may have, in the future, a material adverse effect on Rofin’s sales and profitability; the ability of Rofin’s OEM customers to incorporate its laser products into their systems; the impact of exchange rate fluctuations, which may be significant because a substantial portion of Rofin’s operations are located in non-US countries; the level of competition and Rofin’s ability to compete in the markets for its products; Rofin’s ability to develop new and enhanced products to meet market demand or to adequately utilize existing technology; third party infringement of Rofin’s proprietary technology or third party claims against Rofin for the infringement or misappropriation of proprietary rights; the scope of patent protection that Rofin is able to obtain or maintain; competing technologies that are similar to or that serve the same uses as Rofin’s technology; Rofin’s ability to efficiently manage the risks associated with its international operations; risks associated with recent changes in Rofin’s senior management personnel; any adverse impact to Rofin resulting from the announcement or implementation of SilverArrow’s Operational Excellence Program; the worldwide economic environment, including specifically but not limited to in Asia; and such other factors as discussed throughout Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of Rofin’s Annual Report on Form 10-K, as amended, for the year ended September 30, 2015. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

SilverArrow Advisors and the other Participants (as defined below) have filed a definitive proxy statement in connection with the Company’s Annual Meeting with the Securities and Exchange Commission (the “SEC”) and an accompanying proxy card to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the Annual Meeting.

The Participants in the proxy solicitation are SilverArrow Capital Advisors LLP,  SilverArrow Capital Holding Ltd., SAC Jupiter Holding Ltd., Pluto Fund Limited, Abdullah Saleh A. Kamel, Osama H. Al Sayed, Thomas Limberger, Jordan Kovler, Gebhard Rainer and Robert Schimanko (collectively, the “Participants”).